Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Avid Technology, Inc. (the “Company”) for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary G. Greenfield, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Joel E. Legon, Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2008	/s/ Gary G. Greenfield
Gary G. Greenfield Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

Date: May 9, 2008	/s/ Joel E. Legon
Joel E. Legon Vice President and Chief Financial Officer (Principal Financial Officer)